================================================================================
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    Form 8-K
                                 Current Report

                             ----------------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  May 20, 2004

                Date of Report (Date of earliest event reported)

                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number : 0-13086

                            -----------------------

      North Carolina                                        56-1382275
  (State of incorporation)                               (I.R.S. Employer
                                                        Identification No.)

  1501 Highwoods Blvd., Suite 400
    Greensboro, North Carolina                                 27410
(Address of principal executive offices)                     (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                           This Form 8-K has 6 pages.

================================================================================

ITEM 5. Other Events

     At its Annual Meeting on May 20, 2004, FNB Financial Services Corporation, Greensboro, North Carolina (the "Company"), the holding company of FNB Southeast, Reidsville, North Carolina (the "Bank"), and the Bank announced that Pressley A. Ridgill has been appointed as President and Chief Operating Officer of the Bank and has been elected as a member of the Bank's Board of Directors. Mr. Ridgill remains Executive Vice President and Chief Operating Officer of the Company. Ernest J. Sewell remains the President, Chief Executive Officer and a director of the Company as well as the Chief Executive Officer and a director of the Bank.

     The news release announcing these events is attached as an exhibit to this filing.

ITEM 7. Exhibits

================================================================================

EXHIBIT INDEX

Exhibit 99.1 News Release issued May 20, 2004

================================================================================

                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FNB FINANCIAL SERVICES CORPORATION
                                                        (Registrant)

                                                By: /s/ MICHAEL W. SHELTON
                                                    ----------------------
                                                    Michael W. Shelton
                                                    Senior Vice President and
                                                    Chief Financial Officer

Date: May 24, 2004